UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2011
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Trustmark Corporation (Trustmark) held its annual shareholders’ meeting on May 10, 2011, at which four proposals were submitted to Trustmark’s shareholders.  The proposals are described in detail in Trustmark’s proxy statement for the annual meeting filed with the Securities and Exchange Commission on April 1, 2011.  The final results for the votes regarding the proposals are set forth below.

Proposal #1:  Election of directors.

Trustmark’s shareholders elected the 10 directors named below to serve until the 2012 annual shareholders’ meeting or until their successors have been elected and qualified.  The votes cast for each of the 10 directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Withheld	Broker Non-Votes
Adolphus B. Baker	45,225,866	161,573	9,155,279
William C. Deviney, Jr.	44,062,402	1,325,037	9,155,279
Daniel A. Grafton	45,226,851	160,588	9,155,279
Gerard R. Host	43,981,999	1,405,440	9,155,279
David H. Hoster II	45,232,716	154,723	9,155,279
John M. McCullouch	45,219,225	168,214	9,155,279
Richard H. Puckett	44,041,985	1,345,454	9,155,279
R. Michael Summerford	45,224,028	163,411	9,155,279
LeRoy G. Walker, Jr.	45,190,423	197,016	9,155,279
William G. Yates III	41,733,167	3,654,272	9,155,279

Proposal #2:   Advisory vote on executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers, as disclosed in the proxy statement. The votes regarding Proposal #2 were as follows:

For	Against	Abstentions	Broker Non-Votes
44,137,859	871,286	378,294	9,155,279

Proposal #3:   Advisory vote on the frequency of future advisory votes on executive compensation.

Trustmark’s shareholders indicated, on an advisory basis, a preference for an advisory vote on executive compensation to be held annually. The votes regarding Proposal #3 were as follows:

1 Year	2 Years	3 Years	Abstentions
33,939,128	457,532	10,321,522	669,257

Proposal #4:  Ratification of the selection of KPMG LLP.

Trustmark’s shareholders ratified the selection of KPMG LLP as Trustmark’s independent auditors for the fiscal year ending December 31, 2011.  The votes regarding Proposal #4 were as follows:

For	Against	Abstentions	Broker Non-Votes
52,981,322	1,427,114	134,282	N/A

Item 8.01.   Other Events.

Election of independent Chairman of the Board.

On May 10, 2011, the Boards of Directors of Trustmark and Trustmark National Bank (Bank) elected Daniel A. Grafton as independent Chairman of the Board effective the same date, upon the previously announced retirement of Richard G. Hickson, who had served as Chairman of the Board of Trustmark and the Bank since April 9, 2002.  A copy of the press release announcing the election of Mr. Grafton as independent Chairman of the Board is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release issued on May 10, 2011 by Trustmark Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	May 13, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press release issued on May 10, 2011 by Trustmark Corporation.